Exhibit 10.36

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

Open-ended employment contract

Private and Confidential
Rome, December 9'h, 2020

Dear Mr.

Giovanni Angelini

[REDACTED]

Dear Giovanni Angelini,

Western Union Payment Services Ireland Limited — Office Italy, with registered office in Unit 9, Richview Business Park, ClonsKeagh, Irlanda and office in Italy in Via Virgilio Maroso 50, 00142, Roma, TAX Code and VAT Code 10671321007 (hereinafter referred to also as the "Company" and/or "Western Union" and jointly with you referred to also as the "Parties") is pleased to confirm your future employment (hereinafter referred to also as the "Employment Relationship") according to the terms and conditions set forth in this contract (hereinafter referred to also as the "Agreement").

1.
DURATION, RANKING, JOB TITLE, DUTIES AND PLACE OF WORK

1.1.
The Employment Relationship begins on January 1st, 2021 and it is deemed of an indefinite duration. You will receive service credit for time spent working for all Western Union affiliated companies effective from February 1St, 2002.

1.2.
You will be ranked as Executive "Dirigente", according to the provisions of the National Collective Bargaining Agreement for the executives of the Trade Sector ("NCA"), with the job title of "Head of Go-To-Market Retail".

1.3.
In particular, your job duties are those described in the Job Description attached hereto as Exhibit 1.

1.4.
During your Employment Relationship, you shall report to the "President, Consumer Money Transfer", currently Mr. Khalid Fellahi.

1.5.
Your place of work will be at the Company's offices in Via Virgilio Maroso 50, 00142, Roma, save for any right ex Article 2103 of the Italian Civil Code.

/s/ GA _____________ Employee Initials /s/ GS _______________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

1.6.
The Company may, in its discretion, subject to applicable law, second you to another company in the Company's related group of companies ("Group Companies" as below defined). You expressly agree and accept that your place of work may be changed to any other place, subject to applicable law. In addition, you expressly agree and accept that you may be required to travel worldwide on the Company's business and to work in other cities and/or countries in the proper performance of your duties or as the Company may reasonably direct. The Company will, insofar as is reasonably possible, undertake to obtain all necessary work permits, visas and permission to enable you to work in such places as you may be required to work.

1.7.
You accept that you are being hired in accordance with the clauses and terms set forth in this Agreement, and officially state that you are not employed by any other company and that you are free of any commitment, including non-compete covenants, with any preceding employer. You agree that you are required to terminate your employment contract or any other employment obligation with any other preceding employer before the date on which this Agreement takes effect. You agree that you are responsible for any work or employment dispute arising from a breach of this clause.

1.8.
You agree to perform any functions and duties related to your position and pursuant to the Company's instructions and to attend training courses when required to do so by the Company. You agree to comply with the Company's decision should it determine it necessary or appropriate, subject to the requirements of applicable law and NCA, to change your job title, reporting relationships, job duties and responsibilities, the legal entity which employs you and the law applicable to your Employment Relationship (despite your residence) on the basis of your performance or the Company's business requirements.

1.9.
The Company shall have the right, subject to applicable law, to assign unilaterally its rights, interests and privileges in this Agreement to Group Companies. You consent to any future or subsequent transfer of your employment to Group Companies within the limits set forth by the law.

1.10.
For purposes of this Agreement, Group Companies means the Company, its ultimate parent, The Western Union Company, and any Affiliate of the Company or The Western Union Company.

1.11.
"Affiliate" means a person that directly, or indirectly through one of more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another person. As used in this clause, "control" means the power to direct the management or affairs of a person, and "ownership" means the beneficial ownership of at least ten percent 10% of the voting securities of the person. The Western Union Company shall be deemed to control any settlement network in which it has any equity ownership. As used in this clause, "person" means any corporation, limited or general partnership, limited liability company, joint venture, association, organization or other entity.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

2.
REMUNERATION AND EXPENSES REIMBURSEMENT

2.1.
For giving your entire time and attention to the work assigned to you, you shall receive an annual gross salary of Euro 400.000,00 (four-hundred thousand/00 Euro) - not inclusive of bonuses (hereinafter referred to also as "Base Salary"), comprehensive of the Superminimo Assorbibile and any supplementary pay due under the NCA. This amount shall be paid in 14 equal monthly installments in arrears in accordance with the Company's normal payroll practices. It is also understood that this Base Salary, in consideration of the high professionalism and level of your position, remunerates all the activities carried out during the Employment Relationship, both under a qualitative and quantitative profile.

2.2.
The Company will reimburse you only for travel expenses and other necessary and reasonable expenses incurred by you in the furtherance of the Company's business to the extent such reimbursement is authorized by the Company's expense policies in force from time to time. Such travel and other reasonable expenses shall be reimbursed against submission of proof of such expenses within the scope and pursuant to the provisions of the Company's policies in force from time to time.

2.3.
In your function as "Head of Go-To-Market Retail", you will undertake regular business travels. For this, you will receive a Company car in accordance with The Western Union Company's Car Policy, as amended from time to time. Insofar as private use of the Company car is permitted, you will bear the taxes due on the financial advantage of such private use. In case of a change in work due to which a Company car is no longer required, and in case of a release from the obligation to work upon termination, the Company car shall be returned to the Company without undue delay. There shall be no right of retention, and you shall not be entitled to a compensation for the loss of the advantage of private use.
3.
INCENTIVE BONUS (NON-SALARY)
3.1.
The Company and its Group Companies currently maintain an annual Performance Incentive Plan (hereinafter referred to also as the "Plan"). You are eligible to participate in the Plan according to the terms and conditions set forth in this section titled "Incentive Bonus". This Plan provides you with an opportunity to earn an incentive bonus subject to the attainment of annual corporate, business unit/division (if applicable) and individual performance goals. Pursuant to the Plan, you may, but are not guaranteed to, receive additional payments in an amount to be determined by the Company in its sole discretion, in addition to your Base Salary, if all Plan criteria are satisfied and if specified levels of annual corporate, business unit/division (if applicable) and individual

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

performance are attained. You acknowledge the discretionary character of such payments, in particular that such payments are determined by the Company in its sole discretion and are also contingent upon attainment of specified levels of annual corporate, business unit/division (if applicable) and individual performance. You furthermore acknowledge that eligibility for any such payments is contingent upon you executing an acknowledgement and acceptance of the terms and conditions applicable to your participation in the Plan. You acknowledge that participation in the Plan during any one year confers no rights upon you or any obligations on the Company to continue the Plan, to make any payments of any kind, or entitle you to participate in the Plan in succeeding years. You renounce any claim that any repetition of any Plan payments gives you the right to claim the payment of such amount or to any payment whatsoever in any succeeding year. You will be provided detailed written information about the Plan, including the terms and conditions applicable to your participation therein.

3.2.
Because the term of your employment with the Company begins on January 1", you will be eligible to participate in the Plan, provided that your target incentive bonus under the Plan, which for 2021 year will be up to the 80% of your annualized Base Salary. Your target incentive bonus, if any, may change from year to year in the Company's sole discretion.

3.3.
As the amount of the incentive bonus under the Plan is contingent upon annual corporate, business unit/division (if applicable) and individual performance, the final bonus amounts, if any, are determined after (and cannot be determined before) the end of the respective calendar year and after relevant figures have become available. Any payments of the incentive bonus will be made in the first quarter of the year following the year of accrual.

3.4.
You acknowledge the voluntary, non-binding character of the possible remuneration described in this section titled "Incentive Bonus", which can be cancelled at any time and hereby explicitly waive any right or entitlement of receiving this bonus in the future. You acknowledge and accept that the bonus described in this section is not included in the definition of "stipendio" (salary), "retribuzione globale di fatto" (global salary) or "diritto acquisito" (acquired rights) according to the provisions of the applicable laws and NCA.
4.
LONG-TERM INCENTIVE (NON-SALARY)
4.1.
The Company may, from time to time, recommend to the Compensation and Benefits Committee of the Board of Directors of The Western Union Company (hereinafter referred to also as the "Committee") or its delegate that you be considered for a grant of an option to purchase shares of the common stock of The Western Union Company and/or a grant of restricted stock units pursuant to the terms of The Western Union Company's Long-Term Incentive Plan (hereinafter referred to

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

also as the "LTIP"). These grants require the approval of the Committee (or its delegate) and the execution by you of the terms and conditions of each grant. All your rights and obligations with respect to any stock options or restricted stock units or other LTIP awards granted to you are subject to the terms and conditions of the LTIP as well as the terms and conditions of the applicable award agreements.

4.2.
There is no guarantee or promise that any future stock option or restricted stock unit, or other LTIP awards, will be made or recommended. You understand the discretionary character of any grant under the LTIP and understand that any repetition of any such grants, even if the repeated grants are in the same or similar amount as in a previous year, do not give you any right or claim to any grant whatsoever in any succeeding year. You acknowledge that any grant made under the LTIP does not create any contractual right to receive future grants or any benefits in lieu of LTIP grants, and that your participation in the LTIP does not establish or imply an employment relationship between you and The Western Union Company. You further acknowledge that in accepting any such grant you may be subject to certain tax and exchange control regulations, and that it is your individual responsibility to comply with any regulations as a result of your acceptance of any grant under the LTIP.
4.3.
The voluntary, non-binding character of the possible awards described in this section, which can be cancelled at any time, is understood by both parties. You acknowledge the voluntary character of such awards and hereby explicitly waive any entitlement of receiving any awards in the future.
4.4.
You acknowledge that LTIP awards are not provided with the character of salary and are excluded from the definition of "stipendio" (salary),"retribuzione globale difacto" (global salary) or "diritto acquisito" (acquired rights) for all legal purposes, subject to applicable law and NCA. However, for tax purposes, any benefits you receive under the LTIP may be taxed as salary income to you; it is your responsibility to determine the appropriate taxation for any awards any pay any and all income taxes, social insurance contributions and any other taxes due by you in relation to any awards.
4.5.
In accordance with the Company's Remuneration Policy, the Capital Requirements Directive IV (2013/36/EU) and the Capital Requirements Regulation (EU Regulation 575/2013), as each are in force from time to time, and the requirement that credit institutions ensure that their remuneration policies and practices are consistent with and promote sound and effective risk management, your annual entitlement to total variable compensation (including any entitlement under the LTIP) is capped at 200% of your Base Salary. The Company, in its absolute discretion, reserves the right to amend the cap on total variable compensation at any time without notice to you, in order to comply with any regulatory obligation.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

5.
BENEFITS
5.1.
Subject to the rules of the Company's relevant policies, schemes or plans, you will be eligible to participate in the Company's benefits (hereinafter referred to also as the "Benefits"), under the terms and conditions applicable to similarly situated employees, which may be amended by the Company from time to time. You understand the discretionary and not binding character of any such Benefits and you acknowledge that the Company will have the right to vary the nature of such Benefits, subject to the provisions of the applicable law.
5.2.
Any current or future benefits exceeding the Benefits provided for in this Agreement are granted voluntarily and may be revoked and/or changed unilaterally by the Company at any time, subject to the provisions of the applicable law; the granting of such benefits, if any, even if it were to occur more than one time, does not give rise to any entitlement to such Benefits for future periods.
6.
ANNUAL LEAVE, SICK AND HOLIDAYS
6.1.
You will be entitled to the full paid vacation as established by applicable law and the NCA.
6.2.
Your entitlement to statutory public holidays, sick leave and other leaves of absence shall be according to the Company's policies, subject to the requirement of applicable law and the NCA.
7.
FULL TIME WORK

Due to your position as Executive "Dirigente" you shall not be subject to normal working hours regulation and no additional compensation shall be due in case of overtime. As a mere indication, your working hours will be from 9.00 a.m. to 1.00 p.m. and from 2.00 p.m. to 6.00 p.m.

8.
OTHER ACTIVITIES OF EMPLOYEE
8.1.
During the term of your Employment Relationship under this Agreement, you acknowledge that you shall devote your time to work for the Company and shall accept no other work, whether compensated or not, directly or indirectly (whether in the form of cash or a non-cash benefit), without receiving prior written permission, if that other work involves working during Company work hours, using Company facilities or equipment, and/or if such activity might interfere with the interests of the Company, impair your performance of your employment duties for the Company,

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

the reputation of the Company, or conflict with The Western Union Company's Code of Conduct (hereinafter referred to also as "Code of Conduct", hereto attached as Exhibit 4). Nor shall you perform services or engage in activities, in any capacity, whether compensated or not, directly or indirectly, with or for any person or entity in competition with the businesses of the Company, without receiving prior written permission.

8.2.
Therefore, you may not own or operate an independent commercial business or trade for your own or another's benefit in the Company's and the Group's line of business, unless you have received the written permission of The Western Union Company's Corporate Compliance and Ethics Office. Notwithstanding this provision, you are entitled to hold not more than ten percent (10%) of the issued shares of a company, the shares of which are listed on a recognized stock exchange even if such company carries on a competitive business.
8.3.
If you violate any obligations in this section "Other Activities of the Employee", in addition to any and all other of its rights, the Company may claim compensation for damages suffered by the violation or, alternatively, may require that any transactions made for your benefit be treated as made for the Company's benefit. With respect to transactions made for the benefit of others, the Company may demand that you surrender any compensation that you have received for such transactions or that you assign to the Company your claim(s) to any compensation for such transactions. Western Union's exercise or failure to exercise any of the rights set forth in this subsection will not affect Western Union's right to dismiss your Employment Relationship for violation of the non-compete obligation.
8.4.
You agree to afford Western Union your full capacity of work.

9.
USE OF SOFTWARE/TOOLS AND COMMUNICATIONS
9.1.
If you have recourse to documents, correspondence, software, software package and materials, either handwritten or computerized, or more generally all means of communication, in particular Internet or Intranet, you agree to use such tools for professional purposes only and not to take copies or reproduce such tools for your personal use or for any other use. You shall take care of these tools and must inform Western Union in case of any deterioration, loss or theft, and will comply with Western Union's rules relating to the installation and use of such tools as applicable within Western Union.

9.2.
You acknowledge that the Company's local and wide area network infrastructure and its telecommunications system and its components, including for example telephones, facsimile machines, photocopiers, printers, personal organizers, palmtops, Blackberries, computers and servers, as well as the applications running on and services provided by these systems including e -

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

mail and voicemail, Internet and Intranet, and file storage facilities (hereinafter referred to also as "IT systems") and all oral communications, telephone conversations, information and messages or any part of a message (whether in the form of data, texts, images, speech or any other form) transferred via and/or stored on the IT systems, including any recording and/or copies made of such communications, and any attachments to such communications (hereinafter referred to also as the "Communications") made via the IT systems are the property of the Company and that the equipment and all information are managed in the United States of America.

9.3.
You are permitted to limited personal use of information resources if the use does not result in a loss of employee productivity, interfere with official duties or business, provided that this use does not involve additional expense to Western Union, refer to Western Union's Acceptable Use Policy (ISSP-AU-001) and Email Policy (ISSP-E-001) for specific requirements. In addition when using Western Union information resources employees are expected to comply with all Western Union Polices, Standards and Controls, as amended from time to time.

9.4.
You acknowledge that Western Union deploys a range of data protection and information safeguards, this includes, but is not limited to, the use of technologies to limit Internet access, assessments and management of applications/software licenses, identification and removal of potential risks to the network, management of viruses and spam, and removal of non-authorized and /or potentially dangerous software on Western Union provided platforms. As an employee your cooperation is required to protect and safeguard our company's information, infrastructure and assets and all personal information (i.e. employee, supplier and/or consumer information).
10.
INTELLECTUAL PROPERTY RIGHTS
10.1.
You acknowledge that copyright and all other intellectual, moral, and proprietary rights in any documents and other materials produced by you during the course of this Agreement or your performance of duties (whether or not produced during working hours), including without limitation your inventions, creations, work products or whatever forms of objects that may be protected under the Copyright Law, Patent Law, Trademark Law, Trade Secret Law or other laws shall vest in and be owned by the Company or its assignee to the maximum extent permitted by applicable law.
10.2.
You further agree that you will do all things necessary (at the Company's request and expense) to perfect such vesting and ownership of such rights by the Company both during and after the period of this Agreement.
10.3.
You ensure that such documents and other materials produced by you will be original and will not infringe the rights of any third party.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

11.
NON-DISCLOSURE OF TRADE SECRETS AND OTHER COMPANY CONFIDENTIAL INFORMATION
11.1.
During the course of your Employment Relationship, there may be disclosed to you certain confidential information regarding the Company or third party and/or trade secrets of the Company, and it's Group Companies (all of these, for purposes of this section titled "Non-disclosure of trade secrets and other company confidential information", are "the Company").
11.2.
You acknowledge that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill, and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. You agree that your work for the Company will continue to bring you into close contact with many of the Company's Trade Secrets, Confidential Information and Third-Party Information (as defined below), the disclosure of which would cause the Company significant and irreparable harm.
11.3.
You recognize that any unauthorized disclosure of Third-Party Information could breach non-disclosure obligations or violate applicable laws or Company policy. You further agree that the covenants in this Agreement are reasonable and necessary to protect the Company's legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and Third-Party Information.
11.4.
Therefore, you agree to observe the non-disclosure obligation as set out in this section titled "Non-Disclosure of Trade Secrets and Other Company Confidential Information."
11.5.
Company "Trade Secrets" includes but is not limited to the following:

(a) any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, its customers, clients, and suppliers; and

(b) any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

11.6.
Company "Confidential Information" means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

(a) financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and

(b) supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.

11.7.
"Third Party Information" means any data or information of the Company's customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:

1. product specifications, marketing strategies, pricing, sales volumes, discounts;

2. non-public personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;

3. personnel information, including but not limited to employees' personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other employee information; and

4. customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers, agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

11.8.
You agree that for so long as the pertinent information or documentation remains a Trade Secret, you will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets. You further agree that during your Employment Relationship and after its cessation, you will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of yourself.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

You agree that for so long as the pertinent information or documentation is subject to protection under Company nondisclosure obligations, policy or applicable law, but in any event not less than • two (2) years after the cessation of your Employment Relationship, you will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Third-Party Information.

11.9.
Upon cessation of your employment with the Company or at any time the Company requests, you agree to return all Third-Party Information as well as Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company's customers and prospective customers) in your possession or over which you exercise control, and regardless of whether such materials were prepared by the Company, you, or a third party.

11.10.
Should you be required by law, regulation or court order to disclose any information you are required not to disclose under this section "Non-Disclosure of Trade Secrets and Other Company Confidential Information", you should notify the Company prior to making such disclosure in order to allow the Company to seek a protective order or other appropriate remedy from the proper authority. You agree to cooperate with the Company in seeking such court order or other remedy, and further agree that if the Company is not successful in obtaining such court order, you shall furnish only that portion of the information that is legally required and shall exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the information disclosed.

11.11.
Any breach or failure to observe these obligations may subject you to immediate dismissal without compensation or severance payment, subject to the provisions of the applicable law and of the NCA. You agree that the Company shall have the right to seek all remedies available to it under applicable law in the event you violate this section. Your obligations under this section "Non-Disclosure of Trade Secrets and Other Company Confidential Information" survive termination of your employment relationship with the Company.

12.
PROCESSING AND USE OF EMPLOYEE INFORMATION AND EMPLOYEE MONITORING
12.1.
For information about the types of personal data the Company or Group Companies obtains about you, why it is processed, the legal grounds relied on, where the data comes from, with whom the data is shared, how long it is kept, and your rights regarding the use of your personal data, please refer to the EEA Employee and Contractor Data Privacy Notice (attached as Exhibit 2) as maintained and updated from time to time on Western Union's intranet WU Life.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

12.2.
For information about how the Company or Group Companies may monitor, access, examine and otherwise intercept IT Systems communications, by human or automated means and monitor the activities of employees from time to time, please refer to the EEA Employee and Contractor Monitoring Privacy Notice (attached as Exhibit 3) as maintained and updated from time to time on Western Union's intranet WU Life.
12.3.
You agree to comply with the terms of the Western Union Global Privacy Policy and any other policies and guidance on data privacy in force from time to time and complete any training on data privacy as required from time to time
13.
CODE OF CONDUCT AND POLICIES

You agree to read, follow and to perform your job in compliance with The Western Union Company Code of Conduct (attached as Exhibit 4) as amended from time-to-time, which the Company has adopted, and with all other applicable "Rules" — laws, workplace safety rules, anti-bribery rules, work rules, and Company and Group Companies policies, as amended and as currently in force. And you agree: to protect Company property; to maintain the highest standards of personal and professional ethics; to participate actively in Company training; and to develop and improve your professional skills. If the Company has reason to believe you violated the Code of Conduct or a Rule, you agree to cooperate in any investigation, pursuant to applicable law and the NCA. You further acknowledge that the Company may take disciplinary action in case of a violation of any of the provisions contained in the Code of Conduct and other applicable rules, laws, regulations and policies, and may adopt any appropriate disciplinary sanction accordingly, including immediate dismissal of your employment, pursuant to applicable law and the NCA.

14.
TAX LIABILITIES

Except for those taxes and contributions mandated by law to be withheld or for any government filings to be made by the Company in connection with the salary and other allowances, compensation and benefits arising from your employment, all other taxes and contributions and filings shall be your responsibility and shall be made by you. The Company will not be responsible or liable for any of your tax or other liabilities in respect of your employment, such as personal income tax payable to any governments or authorities. You are solely responsible for filing any and all income tax returns and paying any amounts owed to the respective authorities in Italy or elsewhere, as may be required by law. The Company will have the right to withhold your remuneration (or any part thereof) as may be required or authorized by law and pay the same on your behalf in order to settle any of your tax liabilities and penalties.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

15.
TERMINATION
15.1.
The Employment Relationship may be terminated by you or by the Company in accordance with Italian law and the NCA. Italian law and the NCA shall govern also the notice period, if any, as well as payment of any mandatory entitlements due.
15.2.
In case of termination by the Company, unless otherwise provided by the applicable law, the Company shall give you the required notice period or shall pay the indemnity in lieu of notice, in accordance with the applicable law and the NCA.
15.3.
In case of resignation, you shall be subject to the notice period set forth by the law and the NCA.
15.4.
You explicitly acknowledge that any violation on your part of the provisions of this Agreement shall constitute a serious breach of your employment obligations and shall entitle the Company to commence disciplinary proceedings and to adopt any appropriate disciplinary sanctions, including dismissal, pursuant to applicable law and the NCA.
15.5.
Upon termination of employment, and without need of further notice or demand, you shall immediately transfer and deliver to the Company any property of the Company, and its Group Companies which may be in your possession, custody or under your control including, without limitation, all papers, documents, notes, memoranda, records and writings, in whatever form or stored in whatever media, which in any way relate to the business of the Company and its Group Companies and/or to the business of the clients of the Company and its Group Companies together with all extracts or copies thereof.
16.
NON-SOLICITATION
16.1.
NON-SOLICITATION OF CUSTOMERS
16.1.1.
You acknowledge that while employed by the Company you will have contact with and will become aware of the Company's or of the Group Companies' customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers, and that you will benefit of the Company's and the Group Companies' goodwill with its customers and in the marketplace generally. You further agree that loss of such customers will cause the Company and the Group Companies significant and irreparable harm.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

16.1.2.
Accordingly, you agree that, during the Employment Relationship and for 12 months after the cessation of employment with the Company, you will not solicit, contact, call upon, accept orders from, or attempt to communicate with any customer or prospective customer of the Company or of Group Companies for the purpose of providing any products or services substantially similar to those you provided while employed with the Company. This restriction shall apply only to any customer or prospective customer of the Company or of Group Companies with whom you had contact or about whom you learned Trade Secrets or Confidential Information, during the last 24 months of your Employment Relationship. For the purpose of this paragraph, "contact" means interaction between you and the customer or prospective customer which takes place to further the business relationship or making sales to or performing services for the customer or prospective customer on behalf of the Company.
16.1.3.
In the event you violate the foregoing non-solicitation covenant, you agree that the Company shall have the right to seek all remedies available to it under applicable law. The failure of the Company at any time to enforce this covenant shall not be treated as a waiver of this covenant, or in any way affect the validity of this covenant or the right of the Company thereafter to enforce each and every requirement of this covenant. No waiver of any violation of this covenant shall be held to constitute a waiver of any other or subsequent violation.

16.2.
NON-SOLICITATION OF EMPLOYEES AND OTHERS

16.2.1.
You acknowledge and agree that solely as a result of the Employment Relationship, you will come into contact with and will acquire Trade Secrets or Confidential Information regarding some, most, or all of the Company's employees, consultants, contractors, or agents (for purposes of this subsection, collectively referred to as "Worker").

16.2.2.
Accordingly, both during the Employment Relationship and for 12 months after the cessation of employment with the Company, you will not recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other worker of the Company with whom you had contact or about whom you learned Trade Secrets or Confidential Information during your last 24 months of employment with the Company. For the purposes of this subsection, "contact" means any business-related interaction between you and the other Worker.

16.2.3.
In the event you violate the foregoing non-solicitation covenant, you agree that the Company shall have the right to seek all remedies available to it under applicable law. The failure of the Company at any time to enforce this covenant shall not be treated as a waiver

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

of this covenant, or in any way affect the validity of this covenant or the right of the Company thereafter to enforce each and every requirement of this covenant. No waiver of any violation of this covenant shall be held to constitute a waiver of any other or subsequent violation.

17.
NON-COMPETITION
17.1.
Due to the extremely competitive market in which the Company is engaged and to the knowledge, particularly of a commercial, financial, scientific, industrial or marketing nature concerning the activities, operations and studies of the Company or at a Group Company (if applicable) (for this section titled "Non-Competition," the Company and any applicable Group Company shall be referred to as the Company), acquired by you in the performance of your duties, you agree that you shall be bound, with regard to the Company, to an obligation of non-competition in the following conditions:

(a) In the event of termination of your employment with the Company occurring for any reason whatsoever, you hereby undertake - whether alone or jointly with any other person, company or entity, and whether directly or indirectly, and whether as shareholder, partner, promoter, director, officer, agent, manager, employee or consultant of, in or to any other person, company or entity - not to carry on or be engaged, employed, concerned or interested in calving on or assisting in any activities, operations, researches, developments, projects whatever related to studying, manufacturing, marketing and selling (including wholesale and retail) Money Transfer services.

(b) You agree that this obligation of non-competition applies to the territory of Italy.

(c) This non-competition covenant is for the duration of 6 months (the "Restricted Period") as from the last day of your employment with the Company (including any notice period).

(d) In consideration of the foregoing, the Company shall pay you an indemnity (the "Consideration") corresponding to 30% of one month's Base Salary (only with reference to this non-competition clause, one month of Base Salary is calculated taking into account the average of the monthly salary received during the last six months of your employment by the Company, excluding any bonuses or allowances) for each month of the Restricted Period. Payment of the Consideration shall be made as follows: 30% upon termination of your employment relationship with the Company and the balance upon expiration of the Restricted Period.

(e) During the Restricted Period, you undertake to communicate the name and address of new

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

employer to the Company, within the 7 following days after the new employment contract's start date with the new employer. In case of breach of the obligation mentioned above, you shall pay the Company an unchangeable amount as penalty equal to Euro 100,00 (one hundred/00 Euro) for each day of delay, up to a maximum amount equal to the non-competition clause amount paid by the Company to you, without prejudice for the validity of such obligation and the right of the Company to claim for any further damages. The Company reserves the right to inform the new employer of the existence and contents of the present non-competition clause. You agree that you shall inform the latter of the present non-competition clause prior to entering into any commitment.

(f) Any violation of the non-competition covenant shall release the Company from payment of the Consideration and shall render you liable to reimburse the amounts you may have already received in this respect to the Company.

(g) You agree that your violation of the non-competition covenant will automatically render you liable to pay the Company a penalty at a lump-sum amount equal to 6 months of your Base Salary (calculated as mentioned in the above subsection d)), without prejudice to the Company's and to any Group Company's right to claim, under the applicable law, compensation for further damages, if any.

(h) in any case of transfer of your employment from the Company to another Group Company which entails the effective termination of your employment relationship with the Company and the beginning of a new employment relationship with a different Group Company pursuant to a new employment contract, the Parties agree that the effects and obligations arising from this Non-Competition shall automatically be ceased; therefore, such Non-Competition ceases to be binding for the Parties. As a consequence thereof, working for a Group company different from the Company shall not be an infringement of your non-compete obligation and the Company will be free from any economic obligation from the non-compete covenant provided under this contract.

18.
EXECUTION AND LANGUAGE OF AGREEMENT
18.1.1.
This Agreement is executed in two originals, with each party to retain one original.
18.1.2.
If there is any translation of this Agreement to other languages, the Italian version shall govern.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

19.
SEVERABILITY
19.1.
In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be invalid, illegal, unenforceable or void by any court of competent jurisdiction, this Agreement shall continue in full force and effect without said provision.
19.2.
Without limiting the generality of the subsection above in this section titled "Severability," each provision of the non-disclosure and non-solicitation undertakings set out in sections "Non-Disclosure of trade secrets and other company confidential information", "Non-Solicitation" and "Non—Competition", notwithstanding the manner in which it has been grouped with or grammatically linked to the others, shall be construed as imposing a separate and an independent obligation, severable from the rest of the Agreement and severable from the rest of them.
19.3.
Without limiting the foregoing the non-disclosure undertakings in terms under the section titled "Non-Disclosure of Trade Secrets and Other Company Confidential Information" shall be severable in respect of:

19.3.1 each of the persons in whose favor they are given;

19.3.2 every month of period for which the confidentiality undertakings are stipulated to be applicable;

19.3.3 every category of Trade Secrets, Confidential Information and Third-Party Information;

19.4.
the non-solicitation undertakings in the section titled "Non-Solicitation" shall be severable in respect of :

19.4.1 each of the persons in whose favor they are given;

19.4.2 each of subsections 1 and 2 of the section titled "Non-Solicitation" and

19.4.3 each month of the non-solicitation period;

19.4.4 every activity in which you are prohibited from acting;

19.4.5 every capacity in which you are prohibited from acting;

19.4.6 each category of customer;

19.4.7 each category of employee;

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

19.5.
the non-compete undertakings in the section titled "Non- Competition" shall be severable in respect of:

19.5.1 each persons in whose favor they are given;

19.5.2 each month of the non-competition period;

19.5.3 every locality falling within the prescribed area;

19.5.4 every capacity and activity in which you are prohibited from acting.

20.
SURVIVAL

In addition to section titled "Severability", the sections titled "Use of Software/Tools and Communications", "Intellectual Property Rights", "Non-Disclosure of Trade Secrets and Other Company Confidential Information", "Processing and Use of Employee Information and Employee Monitoring", "Code of Conduct and Policies", "Tax Liabilities", "Termination", "Non-Solicitation", "Non-Competition" and "Entire Agreement" of this Agreement shall survive termination of this Agreement and shall remain in MI force and effect notwithstanding such termination.

21.
ENTIRE AGREEMENT

21.1 This Agreement contains and represents the entire Agreement and understanding between you and the Company relating to your employment with the Company. No collateral agreements have been made.

21.2 This Agreement supersedes any oral or written agreements between you and the Company existing prior to this Agreement, or any other previous agreements, arrangements and any other discussions that you may have had with the Company relating to your employment. All matters shall be governed by this Agreement.

21.3 This Agreement may be altered only by a written agreement signed by both parties.

22.
GOVERNING LAW

22.1 For anything not covered by this Agreement, the provisions of the NCA will apply.

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

22.2 The execution, interpretation and enforcement of this Agreement and the respective rights and obligations of the parties shall be governed and construed in accordance with the laws of Italy.

By signing this Agreement, you acknowledge to have read and understood Exhibit 2 (EEA Employee and Contractor Data Privacy Notice) and Exhibit 3 (EEA Employee and Contractor Monitoring Privacy Notice), in relations to which you expressly provide your consent (in compliance and to the extent required by law) to the terms and conditions set forth therein.

Company:

Western Union Payment Services Ireland Limited

/s/ Gabriel Anibal Sorbo

____________________

Gabriel Anibal Sorbo

Legale Rappresentante

Date: 09/12/2020

I certify that I read and understand the English language, and that I have read and understand the foregoing terms and conditions.

Agreed and Accepted By: /s/ Giovanni Angelini

Tax Identification Number : [REDACTED]

Date: 09 - Dec 2020

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

Exhibit 1

JOB DESCRIPTION

"Head of Go-To-Market Retail"

ROLE OBJECTIVE:

·
Drive and manage the WU Retail business globally.
·
Responsible for the P&L Money Transfer management.
·
Lead Retail marketing and pricing approach, discipline, and ROI for the business.
·
Manage Pago Facil in LACA and the WU bank in Brazil.

ESSENTIAL DUTIES & RESPONSIBILITIES

Retail P&L Management Strategy

·
Deliver annual financial goals for retail MT: : —$48 revenue and —$1.8B profit
·
Interaction with Network leadership Team.
·
Local Market & Pricing Strategy for over 40,000 active corridors
·
Customer Acquisition
·
CX — top locations
·
Pricing / Promotions
·
Omnichannel
·
Merchandising
·
Incentives
·
FLA training
·
Quality

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

Exhibit 2

EEA EMPLOYEE AND CONTRACTOR DATA PRIVACY NOTICE

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

Exhibit 3

EEA EMPLOYEE AND CONTRACTOR MONITORING PRIVACY NOTICE

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland

Western Union Payment Services Ireland Limited Office Italy

via Virgillo Maroso, 50, Roma 00142, Italia

VAT and Rome Companies Registration Office: 10671321007

Tel: +39 06 87410111 I Fax: +39 06 87410891

www.westernunion.com

Exhibit 4

CODE OF CONDUCT

/s/ GA _____________ Employee Initials /s/ GS _____________ Company Representative Initials
WesternUnion\\WU

Western Union Payment Services Ireland Limited

Registered Address: Unit 9 Richview Office Park, Cionskeagh, Dublin 14, Ireland

Western Union Payment Services Ireland Limited is regulated by the Central Bank of Ireland